UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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PTC Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PTC THERAPEUTICS, INC. 2021 Annual Meeting June 8, 2021 9:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/PTCT2021 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 8, 2021 PTC THERAPEUTICS, INC. 100 CORPORATE COURT SOUTH PLAINFIELD, NJ 07080-2449 D52877-P56456 You invested in PTC THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the 2021 Annual Meeting Vote by June 7, 2021 11:59 PM ET. For shares held in a Plan, vote by June 5, 2021 11:59 PM ET. Visit www.ProxyVote.com Vote Virtually at the 2021 Annual Meeting* Vote on June 8, 2021 9:00 AM ET Visit www.virtualshareholdermeeting.com/PTCT2021 Smartphone users Point your camera here and vote without entering a control number *Please check the proxy and www.virtualshareholdermeeting.com/PTCT2021 for any special requirements for meeting attendance. V1 To view the proxy materials and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D52878-P56456 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Four Class II Directors Nominees: 01) Emma Reeve 02) Michael Schmertzler 03) Glenn D. Steele Jr., M.D., Ph.D. 04) Mary Smith For 2. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 250,000,000. For 3. Approval of an amendment to the Company’s 2016 Employee Stock Purchase Plan to increase the number of authorized shares of common stock under the plan from 1,000,000 to 2,000,000. For 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 5. Approval on a non-binding, advisory basis, of the Company’s named executive officer compensation as described in the proxy statement. For NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.